Exhibit 24.1

POWER OF ATTORNEY OF VIRGINIA M. ROMETTY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Chairman of the Board, President and Chief Executive Officer and, Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2019 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, and Frank P. Sedlarcik, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

              IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of February 2020.

/s/ VIRGINIA M. ROMETTY
Virginia M. Rometty Chairman of the Board, President and Chief Executive Officer

POWER OF ATTORNEY OF JAMES J. KAVANAUGH

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation, which will file with U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2019 on Form 10-K, hereby constitutes and appoints Virginia M. Rometty, Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, and Frank P. Sedlarcik, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

              IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of February 2020.

/s/ JAMES J. KAVANAUGH
James J. Kavanaugh Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY OF ROBERT F. DEL BENE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2019 on Form 10-K, hereby constitutes and appoints Virginia M. Rometty, Simon J. Beaumont, Michelle H. Browdy, James J. Kavanaugh, and Frank P. Sedlarcik, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

              IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of February 2020.

/s/ ROBERT F. DEL BENE
Robert F. Del Bene Vice President and Controller

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2019 on Form 10-K, hereby constitutes and appoints Virginia M. Rometty, Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, and Frank P. Sedlarcik, and, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

              IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of February 2020.

/s/ MICHAEL L. ESKEW
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2019 on Form 10-K, hereby constitutes and appoints Virginia M. Rometty, Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, and Frank P. Sedlarcik, and, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

              IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of February 2020.

/s/ DAVID N. FARR
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2019 on Form 10-K, hereby constitutes and appoints Virginia M. Rometty, Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, and Frank P. Sedlarcik, and, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

              IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of February 2020.

/s/ ALEX GORSKY
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2019 on Form 10-K, hereby constitutes and appoints Virginia M. Rometty, Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, and Frank P. Sedlarcik, and, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

              IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of February 2020.

/s/ MICHELLE HOWARD
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2019 on Form 10-K, hereby constitutes and appoints Virginia M. Rometty, Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, and Frank P. Sedlarcik, and, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

              IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of February 2020.

/s/ SHIRLEY ANN JACKSON
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2019 on Form 10-K, hereby constitutes and appoints Virginia M. Rometty, Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, and Frank P. Sedlarcik, and, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

              IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of February 2020.

/s/ ANDREW N. LIVERIS
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2019 on Form 10-K, hereby constitutes and appoints Virginia M. Rometty, Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, and Frank P. Sedlarcik, and, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

              IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of February 2020.

/s/ F. WILLIAM MCNABB III
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2019 on Form 10-K, hereby constitutes and appoints Virginia M. Rometty, Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, and Frank P. Sedlarcik, and, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

              IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of February 2020.

/s/ MARTHA E. POLLACK
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2019 on Form 10-K, hereby constitutes and appoints Virginia M. Rometty, Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, and Frank P. Sedlarcik, and, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

              IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of February 2020.

/s/ JOSEPH R. SWEDISH
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2019 on Form 10-K, hereby constitutes and appoints Virginia M. Rometty, Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, and Frank P. Sedlarcik, and, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

              IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of February 2020.

/s/ SIDNEY TAUREL
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2019 on Form 10-K, hereby constitutes and appoints Virginia M. Rometty, Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, and Frank P. Sedlarcik, and, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

              IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of February 2020.

/s/ PETER R. VOSER
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2019 on Form 10-K, hereby constitutes and appoints Virginia M. Rometty, Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, and Frank P. Sedlarcik, and, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

              IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of February 2020.

/s/ FREDERICK H. WADDELL
Director